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                                                                    Exhibit 99.7
                      AGREEMENT REGARDING DIRECTORSHIP

     THIS AGREEMENT REGARDING DIRECTORSHIP (this "Agreement") is entered into as of this 30th day of June, 1998, by and between Boston Properties, Inc., a Delaware corporation (the "Company"), and Alan B. Landis (the "Nominee"). Reference is made to that certain Contribution and Conveyance Agreement, dated as of June 30, 1998, by and among the Company, the Nominee and certain other persons named therein (as may be amended, supplemented or modified from time to time, the "Contribution Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Contribution Agreement.

     WHEREAS, the Nominee and the Company have entered into the Contribution Agreement and desire to consummate the transactions contemplated thereby;

     WHEREAS, it is a condition precedent to the obligations of the Landis Parties (including the Nominee) under the Contribution Agreement that the Board of Directors of the Company (the "Board") appoint the Nominee to the Board, and it is a condition of the Nominee that to accept such appointment the Nominee enter into this Agreement; and

     WHEREAS, the Board has appointed the Nominee to the Board (subject to the execution of this Agreement and the completion of the Closing) and the Nominee desires to accept such appointment.

     NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

     SECTION 1. APPOINTMENT. The Board has appointed the Nominee as a Class I director of the Company, to serve for a term expiring at the Company's annual meeting of stockholders in 2001 (subject to the Nominee's earlier death, resignation or removal by the stockholders of the Company), effective upon (i) the completion of the Closing and (ii) the Nominee's execution and delivery of this Agreement, the Non-Competition Agreement referred to in Section 8, and the Director's Questionnaire referred to in Section 7.

     SECTION 2. RESIGNATION. The Nominee agrees to tender his resignation as a director of the Company if on the last business day of a calendar quarter the Nominee and his Related Parties (as defined below) do not continue to Beneficially Own (as defined below) Common Shares, Common Units and Preferred Units with an aggregate fair market value of at least $35,000,000.

     For purposes of this Agreement, (i) a share of Common Stock shall be deemed to have a fair market value as of any particular date equal to the average of the closing prices of the
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Common Stock on the New York Stock Exchange on the immediately preceding twenty
(20) consecutive trading days, (ii) a Common Unit shall be deemed to have a fair market value as of any particular date equal to the value of a share of Common Stock on such date and (iii) a Preferred Unit shall be deemed to have a fair market value as of any particular date equal to the value of the number of Common Units into which a Preferred Unit may be converted.

     As used herein, the term "Related Parties" refers to:

     (x) the Nominee's spouse, siblings, parents, grandparents (or spouses of such persons) or any natural or adopted children or other descendants or to any personal trust in which any such family members retain a majority of the beneficial interests, and

     (y) any entity in which the Nominee and/or Related Parties under the preceding clause (x) (together or alone) directly or indirectly control (i) equity interests entitled to a majority of the cash distributions to equity holders and (ii) a majority of the voting stock or similar interests issued by the entity (except that such entity shall be deemed for purposes of this Agreement to Beneficially Own only the number of Common Shares, Common Units and Preferred Units owned by such entity multiplied in each case by the percentage of the voting stock or similar interests issued by such entity that are directly or indirectly Beneficially Owned by the Nominee and the Related Parties identified in the preceding clause (x)).

     As used herein, the term "Beneficial Ownership" refers to beneficial ownership within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except that the Nominee and its Related Parties shall not be deemed to Beneficially Own any shares of Common Stock or Units with respect to which they no longer maintain substantially all of the risk of economic detriment or the opportunity for economic benefit from the Beneficial Ownership of such securities (e.g., because of the entry by Nominee or a Related Party into a "collar" arrangement or other risk-eliminating derivative arrangement which reduced such risk or benefit of Beneficial Ownership to an insubstantial amount).

     SECTION 3. RE-NOMINATION. The Company agrees that at each of the Company's annual meetings of stockholders occurring in a year when the Nominee's term as a director of the Company expires, the Board shall nominate the Nominee for re-election as a Class I director of the Company, provided that this obligation shall not exist if: (i) the Nominee is not serving as a director of the Company immediately prior to the time of the nomination of directors for election, (ii) the Nominee, in any calendar year since his last appointment or re-election, shall have failed to attend a number of meetings of the Company's board of directors or any committee thereof such that the Company was required (or will be required) to report such failure to attend in the Company's annual proxy statement pursuant to Rule 14a-101 under

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the Exchange Act (or any successor provision), (iii) the Nominee and its related parties shall not continue to Beneficially Own at least 1.0% of the aggregate number of outstanding Common Shares and Common Units (including for such determination (a) in the numerator, the Common Units issuable upon the conversion of Preferred Units, and (b) in the denominator, (x) the Common Units issuable upon the conversion of Preferred Units and the conversion of any other outstanding preferred units of limited partnership interest in BPLP then convertible into Common Units and (y) any Common Shares issuable upon the conversion of any outstanding shares of preferred stock in the Company then convertible into Common Shares) or (iv) two-thirds of those directors other than Nominee who are non-employee directors of the Company (which group shall in no event include Mortimer B. Zuckerman or Edward H. Linde) shall have determined in good faith (with the reason therefor stated in a resolution adopted by such directors) that (x) Nominee has violated any of the policies identified in
Section 4 below and has failed to timely cure or cease such violation after adequate notice thereof or (y) Nominee's continued membership on the Board of Directors is not in the best interests of the stockholders of the Company.

     SECTION 4.     COMPLIANCE WITH BOARD POLICIES.

          (a) The Nominee acknowledges receipt of the Company's Statement of Company Policy on Insider Trading and Policy Regarding Special Trading Procedures, which are attached hereto as Exhibit A, and the Nominee agrees that, for so long as the Nominee is a director of the Company, the Nominee shall comply with such policies as they may be amended from time to time.

          (b) The Nominee agrees that, for so long as the Nominee is a director of the Company, the Nominee shall comply with the policies of the Company's Board of Directors regarding conflicts of interest, as such policies may be in effect from time to time.

          (c) The Nominee agrees that, for so long as the Nominee is a Director of the Company, the Nominee shall comply with all other policies of the Company's Board of Directors that are generally applicable to all directors, as such policies may be in effect from time to time.

     SECTION 5. INDEMNIFICATION. The Nominee and the Company shall, as of the date hereof, enter into an Indemnification Agreement in the form attached hereto as Exhibit B.

     SECTION 6. SECTION 16 AND RULE 144. The Nominee represents to the Company that the Nominee has been advised by counsel concerning the Nominee's obligations as a director of the Company pursuant to Section 16 under the Exchange Act and the limitation on transferability of Common Shares under Rule 144 under the Securities Act of 1933, as amended. Within ten (10) days after the date hereof, the Nominee shall file a Form 3 with the Securities and Exchange Commission as required under Section 16(a) of the Exchange Act.

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     SECTION 7.     DIRECTOR'S QUESTIONNAIRE.  Prior to the date hereof, the
Nominee shall have completed and returned to the Company a Director's Questionnaire in the form attached hereto as Exhibit C.

     SECTION 8. NON-COMPETITION AGREEMENT. Simultaneously with his execution hereof, Nominee is executing and delivering a Non-Competition Agreement in the form attached hereto as Exhibit D.

     SECTION 9. STATEMENT REGARDING OWNERSHIP. For the purpose of enabling the Company to ascertain and verify the Beneficial Ownership of Common Shares and Common Units by the Nominee and Related Parties for purposes of Section 2 and clause (iii) of Section 3, promptly upon request by the Company, the Nominee shall provide such written statements, documentation and verifying information as the Company may reasonably require.

     SECTION 10. EFFECTIVENESS. This Agreement shall be effective upon the completion of the Closing.

     SECTION 11. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to any party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     SECTION 12. CHOICE OF LAW. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely within the State of Delaware.

     SECTION 13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute a single agreement.


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    BOSTON PROPERTIES, INC.



                                      By: /s/ William J. Wedge
                                        --------------------------------------
                                         William J. Wedge
                                         Senior Vice President

                                      Address:
                                        8 Arlington Street
                                        Boston, MA 02116


                                    Nominee



                                        /s/ Alan B. Landis
                                        --------------------------------------
                                        Alan B. Landis

                                    Address:



             [Signature Page to Agreement Regarding Directorship]

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